Structured Asset Trust Unit Repackagings (SATURNS)
Sprint Capital Corporation Debenture Backed
Series 2003-2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-10
15-Mar-10
15-Sep-09
15-Sep-10
28-Feb-10
Administrator:
Steven Orlandino 312.992.5650
steven.orlandino@bankofamerica.com
Statement Date:
540 W. Madison Street, Suite 1800
Chicago, IL 60661
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Rating Information
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAT00302
SAT00302_201003_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
19-Feb-03
17-Mar-03
15-Mar-32
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley Capital Services, Inc
Rating Agency: Standard & Poor's, Inc./Moody's Investors Service, Inc.
Bank of America Merrill Lynch
www.etrustee.net

11-Mar-2010 - 15:10 (K385-K386) (c) 2010 Bank of America Corporation

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Next Rate(3)
WAC:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
52.239600%
15-Mar-10
15-Mar-10
15-Sep-09
15-Sep-10
28-Feb-10
Structured Asset Trust Unit Repackagings (SATURNS)
Sprint Capital Corporation Debenture Backed
Series 2003-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
Grantor Trust
Statement Date:
1000.000000000
0.000000000
0.000000000
1000.000000000
43.125000000
Fixed
0.00
0.00
0.000000000
8.6250000000%
0.000000000
80411B209
A UNIT
30,000,000.00
0.00
0.00
30,000,000.00
1,293,750.00
30,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.408000000
Fixed
0.00
0.00
0.000000000
0.0816000000%
0.000000000
N
80411BAA8
B UNIT
30,000,000.00
0.00
0.00
30,000,000.00
12,240.00
30,000,000.00
Total P&I Payment
0.00
0.00
30,000,000.00
30,000,000.00
1,305,990.00
Total
30,000,000.00
0.00
0.00
1,305,990.00
11-Mar-2010 - 15:10 (K385-K386) (c) 2010 Bank of America Corporation

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-10
15-Mar-10
15-Sep-09
15-Sep-10
28-Feb-10
Sprint Capital Corporation Debenture Backed
Series 2003-2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,305,990.00
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,305,990.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,305,990.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,305,990.00
30,000,000.00
2
0.00
0.00
0
0.00
0.00
0
0.00
0
30,000,000.00
2
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,305,990.00
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees
1,305,990.00

11-Mar-2010 - 15:10 (K385-K386) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-10
15-Mar-10
15-Sep-09
15-Sep-10
28-Feb-10
Sprint Capital Corporation Debenture Backed
Series 2003-2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
1.00
1.00
0.00
0.00
0.00
0.00
0.00
A UNIT
1,293,750.00
1,293,750.00
1,293,750.00
0.00
NA
NA
8.6250000000%
0.00
0.00
0.00
30/360
180
0.00
0.00
0.00
0.00
0.00
B UNIT
12,240.00
12,240.00
12,240.00
0.00
NA
NA
0.0816000000%
0.00
0.00
0.00
30/360
180
0.00
0.00
0.00
0.00
0.00
1,305,990.00
1,305,990.00
1,305,990.00
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
11-Mar-2010 - 15:10 (K385-K386) (c) 2010 Bank of America Corporation

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-10
15-Mar-10
15-Sep-09
15-Sep-10
28-Feb-10
Sprint Capital Corporation Debenture Backed
Series 2003-2
Other Related Information
Statement Date:
Swap Receipents
Swap Amount Received
Next Swap Rate
None
0.00
0.00%
Swap Information

11-Mar-2010 - 15:10 (K385-K386) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-10
15-Mar-10
15-Sep-09
15-Sep-10
28-Feb-10
Sprint Capital Corporation Debenture Backed
Series 2003-2
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC.
Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

11-Mar-2010 - 15:10 (K385-K386) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-10
15-Mar-10
15-Sep-09
15-Sep-10
28-Feb-10
Sprint Capital Corporation Debenture Backed
Series 2003-2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A UNIT
80411B209
Baa3
BBB-
Ba3
12/10/09
BB-
3/10/10
B UNIT
80411BAA8
Baa3
BBB-
Ba3
12/10/09
BB-
3/10/10

11-Mar-2010 - 15:10 (K385-K386) (c) 2010 Bank of America Corporation
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to Bank of America within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, Bank of America recommends that investors obtain current rating information directly from the rating agency.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-10
15-Mar-10
15-Sep-09
15-Sep-10
28-Feb-10
Sprint Capital Corporation Debenture Backed
Series 2003-2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Statement Date:
Realized Loss
Current Total
Cumulative
11-Mar-2010 - 15:10 (K385-K386) (c) 2010 Bank of America Corporation

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..